UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: February 29, 2012

Date of reporting period: February 29, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Dynamic All Market Fund

February 29, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 23, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Dynamic All Market Fund (the “Fund”), for the period since the Fund’s inception, December 16, 2011, through February 29, 2012. The Fund commenced operations on December 16, 2011.

Investment Objective and Policies

The Fund’s investment objective is to maximize total return consistent with AllianceBernstein L.P’s (the “Adviser’s”) determination of reasonable risk. Total return is the sum of capital appreciation and income. The Fund invests dynamically in a number of global asset classes, including equity, fixed-income, real assets, credit and currencies. In making asset allocation decisions, the Adviser will use both fundamental analysis and its proprietary dynamic asset allocation process. This process generates forecasts of volatility, correlation and expected return that allow the Adviser to gauge changes in the risk/return trade-off across a range of asset classes. The Adviser may make frequent adjustments to the Fund’s asset class exposures based on this continued monitoring of risks and potential returns.

In addition, the Adviser will seek to allocate the Fund’s investments such that the Fund’s asset classes contribute to its overall expected risk and volatility in a more balanced manner than is typical in a portfolio with approximately equal allocations to equity and fixed-income securities, where volatility often can be attributed largely to equities. This means that the Fund will generally have greater exposures to lower risk asset classes (such as fixed-

income) than to higher risk asset classes. In addition to these risk considerations, the Adviser will consider its forecasts for return as well as risk in making asset allocation decisions. To achieve the overall risk/return profile that the Adviser believes is most appropriate in light of the Fund’s investment objective, a combination of direct securities investments, derivative instruments and reverse repurchase agreements will be used to gain asset class exposure so that the Fund’s aggregate exposure will generally be substantially in excess of its net assets (i.e., so that the Fund is effectively leveraged).

The asset classes in which the Fund may invest include: equity (generally large-capitalization equity securities and related derivatives; also small- and mid-capitalization equity securities and related derivatives to a lesser degree); fixed-income (sovereign debt obligations; interest rate derivatives); credit (corporate debt securities, including high-yield debt securities or “junk bonds”, and credit derivatives such as credit default swaps); real assets, including: commodities, commodity-linked derivative instruments, including futures and options thereon, and companies engaged in commodity businesses, real estate investment trusts (“REITs”) and other real estate-related securities, inflation-linked securities and related derivatives; and currencies.

The Fund’s investments within each asset class will generally be index-based—i.e., portfolios of securities intended to track the performance of a particular index and index-based exchange-traded funds (“ETFs”) and

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	1

derivatives. The Fund’s investments in each asset class will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund may invest in debt securities with a range of maturities from short- to long-term.

ETFs and derivatives, such as options, futures, forwards and swap agreements, may provide more efficient and economical exposure to market segments than direct investments, and the Fund’s market exposures may at times be achieved almost entirely through investments in ETF shares and/or through the use of derivatives. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a significant portion of the Fund’s assets may be held in cash or invested in cash equivalents, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities- related instruments and derivatives primarily through investments in AllianceBernstein Dynamic All Market (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Investment Results

The table on page 6 shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net) and to its blended benchmark, the 60% MSCI World Index (net) / 40% Barclays Capital (“BC”) Global Treasury Index (U.S. dollar hedged). From its inception on December 16, 2011 to the period ended February 29, 2012, the Fund underperformed its benchmark.

The Fund seeks a greater balance of risks across growth, inflation-sensitive and defensive assets than found in a typical 60% equity/40% fixed income portfolio, and will actively manage the asset allocation to guard against market volatility and downside risk. At the beginning of the period under review, market risks were relatively high due to concerns about the European sovereign debt crisis. In response, the Fund was defensively positioned, with a lower-than-average allocation to

2	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

growth assets such as equities and credit to guard against volatility. For the period from inception (12/16/2011) through February 29, 2012, this positioning caused the Fund to underperform its primary benchmark, the MSCI World Index, and the blended benchmark, as equities rebounded sharply early in the year and were the best performing asset for the period. As market volatility subsided and conditions improved over the period, the Dynamic All Market Allocation Team (the “Team”) increased the Fund’s exposure to equities and other growth assets.

The Portfolio used credit default swaps and total return swaps for investment purposes and these added to performance. Futures were used for hedging and investment purposes and these added to performance. Currencies were used for hedging purposes and these had a nominal impact on performance.

Market Review and Investment Strategy

Since mid-December, global liquidity and credit conditions have improved as a result of the European Central Bank’s (“ECB”) Long-Term Refinancing Operation (“LTRO”). The LTRO offers financial institutions three-year loans at a 1% interest rate, and allows for a wider range of securities and assets to be posted as collateral against those loans. To date, the ECB has lent €489B under this program and is scheduled to offer further loans at the end of the month. This significant increase in liquidity, and reduction in the likelihood of a credit crisis, has facilitated the rally in risk assets across the globe.

In the Team’s view, the investment landscape is far from optimal. Risks remain worldwide as Eurozone debt to gross domestic product (“GDP”) levels are still elevated for much of the region and the likely resolution of prolonged deleveraging should weigh on already low or negligible growth rates. The Team believes politics will play a material role in shaping financial markets this year as leaders in Europe continue to devise a workable plan and elections occur in countries accounting for approximately 50% of global GDP. As well, unrest in the Middle East, specifically Iran, has pushed the price of oil to levels not seen since just before the 2008 credit crisis. In fact, Brent North Sea crude oil is at a historic high in euro terms and nearing its peak in U.S. dollar terms. Sustained high energy prices impact consumers’ ability to spend and manufacturers’ ability to expand profit margins.

Finally, fourth quarter earnings reporting season concluded with results exceeding the Team’s expectations, but by a lesser degree than in recent quarters. In the U.S. and Europe, margins are close to peak levels; further growth in profits is likely to depend on revenue growth.

The Team believes the Fund’s current positioning balances the factors noted above with attractive valuations, stimulative interest rates and steadily improving economic data particularly in the U.S. The net impact over the period has been an increase in the Fund’s allocation to growth assets such as equities and credit, and a modest increase in the Fund’s allocation to inflation-sensitive assets.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	3

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The Fund has been in operations only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI World Index and the unmanaged BC Global Treasury Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The Barclays Capital Global Treasury Bond Index (U.S. dollar hedged) represents the performance of Treasuries within global investment-grade fixed income markets. The blended benchmark represents a blended performance barometer consisting of a mix of each Index as noted. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Foreign (non U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Diversification/Focused Portfolio Risk: Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value.

Real Estate Risk: Investments in real estate can decline due to a variety of factors affecting the real estate market, such as economic conditions, mortgage rates and availability. REITs may have additional risks due to limited diversification and the impact of tax law changes.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Interest Rate Risk: As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities.

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Commodity Risk: Commodity-linked investments may experience greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by financial factors, political developments and natural disasters.

Allocation Risk: Allocating to different types of assets may have a large impact on returns if one of these asset classes significantly underperforms the others.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIOD ENDED FEBRUARY 29, 2012	NAV Returns
Since Inception*
AllianceBernstein Dynamic All Market Fund
Class 1	6.62%

Class 2	6.73%

Class A	6.60%

Class C	6.50%

Advisor Class†	6.70%

Class R†	6.61%

Class K†	6.62%

Class I†	6.73%

Primary Benchmark: MSCI World Index (net)	13.68%

BC Global Treasury Bond Index (U.S. dollar hedged)	1.04%

Blended Benchmark: 60% MSCI World (net)/ 40% BC Global Treasury Bond Index (U.S. dollar hedged)	8.51%

*    Inception date: 12/16/2011.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/16/11* TO 2/29/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Dynamic All Market Fund Class A shares (from 12/16/2011* to 2/29/2012) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Fund’s Class A shares on 12/16/2011.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE RETURNS AS OF FEBRUARY 29, 2012 (UNANNUALIZED)
	NAV Returns	SEC Returns

Class 1 Shares
Since Inception*	6.62%	6.62%

Class 2 Shares
Since Inception*	6.73%	6.73%

Class A Shares
Since Inception*	6.60%	2.11%

Class C Shares
Since Inception*	6.50%	5.50%

Advisor Class Shares**
Since Inception*	6.70%	6.70%

Class R Shares**
Since Inception*	6.61%	6.61%

Class K Shares**
Since Inception*	6.62%	6.62%

Class I Shares**
Since Inception*	6.73%	6.73%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.43%, 1.18%, 1.55%, 2.27%, 1.25%, 1.92%, 1.61% and 1.28%, for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.09%, 0.84%, 1.14%, 1.84%, 0.84%, 1.34%, 1.09% and 0.84%, for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception date: 12/16/2011.

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE RETURNS (UNANNUALIZED, WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class 1 Shares
Since Inception*	6.02%

Class 2 Shares
Since Inception*	6.13%

Class A Shares
Since Inception*	1.53%

Class C Shares
Since Inception*	4.80%

Advisor Class Shares**
Since Inception*	6.10%

Class R Shares**
Since Inception*	5.91%

Class K Shares**
Since Inception*	6.02%

Class I Shares**
Since Inception*	6.13%

*	Inception date: 12/16/2011.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 4-5.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 16, 2011†	Ending Account Value February 29, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,066.00	$2.36	1.10%
Hypothetical**	$1,000	$1,019.39	$5.52	1.10%
Class C
Actual	$1,000	$1,065.00	$3.86	1.80%
Hypothetical**	$1,000	$1,015.91	$9.02	1.80%
Advisor Class
Actual	$1,000	$1,067.00	$1.72	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%
Class R
Actual	$1,000	$1,066.10	$2.79	1.30%
Hypothetical**	$1,000	$1,018.40	$6.52	1.30%
Class K
Actual	$1,000	$1,066.20	$2.25	1.05%
Hypothetical**	$1,000	$1,019.64	$5.27	1.05%
Class I
Actual	$1,000	$1,067.30	$1.72	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%

(Fund Expenses continued on next page)

10	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value December 16, 2011†	Ending Account Value February 29, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class 1
Actual	$1,000	$1,066.20	$2.25	1.05%
Hypothetical**	$1,000	$1,019.64	$5.27	1.05%
Class 2
Actual	$1,000	$1,067.30	$1.72	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%
†	Commencement of operations.

*	Actual expenses paid are based on the period from December 16, 2011 (commencement of operations) and are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period multiplied by 76/366 (to reflect the since inception period). Hypothetical expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	11

Fund Expenses

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $10.7

*	All data are as of February 29, 2012. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

12	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Portfolio Summary

CONSOLIDATED PORTFOLIO OF INVESTMENTS

February 29, 2012

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 34.7%
Funds and Investment Trusts – 34.7%
SPDR S&P 500 ETF Trust	14,500	$1,984,615
Vanguard Mid-Cap ETF	2,490	199,349
Vanguard MSCI EAFE ETF	25,690	871,662
Vanguard MSCI Emerging Markets ETF	10,170	453,887
Vanguard Small-Cap ETF	2,480	190,836

Total Investment Companies (cost $3,365,291)		3,700,349

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 32.5%
United States – 32.5%
U.S. Treasury Inflation Index
1.875%, 7/15/15 (TIPS)	$934	1,047,359
2.50%, 7/15/16 (TIPS)	894	1,052,997
2.625%, 7/15/17 (TIPS)	517	627,917
1.375%, 7/15/18 (TIPS)	644	744,425

Total Inflation-Linked Securities (cost $3,409,505)		3,472,698

	Shares
SHORT-TERM INVESTMENTS – 24.7%
Investment Companies – 24.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(a) (cost $2,631,660)	2,631,660	2,631,660

Total Investments – 91.9% (cost $9,406,456)		9,804,707
Other assets less liabilities – 8.1%		869,543

Net Assets – 100.0%		$10,674,250

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	13

Consolidated Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Australian 10 Yr Bond Futures	6	March 2012	$756,184	$747,246	$(8,938)
Canadian 10 Yr Bond Futures	8	June 2012	1,065,157	1,072,030	6,873
Euro-Bobl Futures	2	March 2012	332,516	334,674	2,158
Euro-Bund Futures	2	March 2012	369,287	372,751	3,464
Euro-Schatz Futures	4	March 2012	587,624	588,450	826
FTSE 100 Index Futures	4	March 2012	349,490	371,852	22,362
Japanese 10 Yr Futures	9	March 2012	1,575,717	1,580,121	4,404
Long Gilt Futures	4	June 2012	728,696	732,005	3,309
S&P/TSX 60 Index Futures	2	March 2012	274,334	290,181	15,847
TOPIX Index Futures	5	March 2012	447,349	508,088	60,739
US 10 Yr Note Futures Futures	15	June 2012	1,963,828	1,964,297	469
US Long Bond Futures	7	June 2012	990,990	991,594	604

Sold Contracts
SPI 200 Futures	1	March 2012	111,571	114,311	(2,740)

					$109,377

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Brown Brothers Harriman & Co.:
Australian Dollar settling 3/15/12	11	$11,756	$11,779	$23
Euro settling 3/15/12	9	11,838	11,992	154
Euro settling 3/15/12	36	47,974	47,965	(9)
Euro settling 3/15/12	100	134,537	133,236	(1,301)
Japanese Yen settling 3/15/12	1,264	16,495	15,550	(945)
Norwegian Krone settling 3/15/12	826	142,330	147,695	5,365
Norwegian Krone settling 6/15/12	141	25,120	25,111	(9)
Norwegian Krone settling 6/15/12	397	70,965	70,705	(260)
Swedish Krona settling 3/15/12	714	105,781	107,851	2,070
Swedish Krona settling 3/15/12	132	19,556	19,939	383
Swedish Krona settling 6/15/12	331	49,047	49,820	773
Swedish Krona settling 6/15/12	293	44,119	44,100	(19)
Swedish Krona settling 6/15/12	123	18,692	18,513	(179)
Swiss Franc settling 3/15/12	44	48,092	48,641	549
Swiss Franc settling 3/15/12	19	20,715	21,004	289
Swiss Franc settling 6/15/12	66	72,276	73,054	778
Swiss Franc settling 6/15/12	55	60,901	60,879	(22)
Swiss Franc settling 6/15/12	38	42,524	42,062	(462)

14	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Brown Brothers Harriman & Co.:
Australian Dollar settling 3/15/12	11	$11,599	$11,779	$(180)
Australian Dollar settling 3/15/12	20	20,692	21,416	(724)
Australian Dollar settling 3/15/12	62	61,239	66,391	(5,152)
Canadian Dollar settling 3/15/12	34	33,347	34,353	(1,006)
Canadian Dollar settling 6/15/12	17	17,140	17,139	1
Euro settling 3/15/12	27	35,719	35,974	(255)
Euro settling 3/15/12	32	41,046	42,635	(1,589)
Euro settling 3/15/12	40	51,547	53,295	(1,748)
Euro settling 3/15/12	133	173,548	177,204	(3,656)
Great British Pound settling 3/15/12	17	26,736	27,043	(307)
Great British Pound settling 3/15/12	25	38,633	39,769	(1,136)
Great British Pound settling 3/15/12	44	67,422	69,993	(2,571)
Great British Pound settling 3/15/12	95	147,323	151,121	(3,798)
Japanese Yen settling 3/15/12	11,123	143,229	136,845	6,384
Japanese Yen settling 3/15/12	4,292	55,953	52,804	3,149
Japanese Yen settling 3/15/12	2,699	35,095	33,206	1,889
Japanese Yen settling 6/15/12	3,238	42,177	39,875	2,302
Japanese Yen settling 6/15/12	2,018	25,474	24,851	623
Japanese Yen settling 6/15/12	2,059	25,479	25,356	123
Japanese Yen settling 6/15/12	1,261	15,548	15,529	19
Norwegian Krone settling 3/15/12	111	19,166	19,848	(682)
Swedish Krona settling 3/15/12	132	19,008	19,938	(930)
Swiss Franc settling 3/15/12	12	12,813	13,265	(452)
Swiss Franc settling 3/15/12	51	54,571	56,379	(1,808)

				$(4,326)

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at February 29, 2012	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
JPMorgan Chase Bank, N.A.:
CDX EM-16 5 Year Index, 12/20/16*	5.00%	2.51%	$160	$18,883	$(13,280)	$5,603
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.52	97	(970)	4,123	3,153
CDX NAHY-17 5 Year Index, 12/20/16*	5.00	5.52	19	(194)	1,188	994
CDX NAIG-17 5 Year Index, 12/20/16*	1.00	0.94	290	1,382	2,476	3,858
CDX NAIG-17 5 Year Index, 12/20/16*	1.00	0.94	130	620	1,892	2,512
CDX NAIG-17 5 Year Index, 12/20/16*	1.00	0.94	120	572	799	1,371

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	15

Consolidated Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at February 29, 2012	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
CDX NAIG-17 5 Year Index, 12/20/16*	1.00%	0.94%		$110	$524	$437	$961
iTraxx Europe-16 5 Year Index, 12/20/16*	1.00	1.29	EUR	160	(2,337)	8,142	5,805
iTraxx Europe-16 5 Year Index, 12/20/16*	1.00	1.29		140	(2,045)	5,310	3,265

							$27,522

*	Termination date

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	392	0.20%	$125	3/15/12	JPMorgan Chase Bank, N.A.	$(829)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	340	0.20%	106	3/15/12	JPMorgan Chase Bank, N.A.	2,225
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	495	0.20%	154	3/15/12	JPMorgan Chase Bank	3,239
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	3,619	0.20%	1,123	3/15/12	JPMorgan Chase Bank, N.A.	23,679
Receive	FTSE EPRA/NAREIT Developed Total Return Index	10	1 Month LIBOR Plus 0.32%	31	3/15/13	JPMorgan Chase Bank, N.A.	(225)

16	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Total Return Index	11	1 Month LIBOR Plus 0.32%	$34	3/15/13	JPMorgan Chase Bank, N.A.	$	– 0	–
Receive	FTSE EPRA/NAREIT Developed Total Return Index	37	1 Month LIBOR Plus 0.25%	112	1/15/13	JPMorgan Chase Bank, N.A.		881
Receive	FTSE EPRA/NAREIT Developed Total Return Index	16	1 Month LIBOR Plus 0.32%	49	3/15/13	JPMorgan Chase Bank, N.A.		56

								$29,026

(a)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

EUR – Euro

Glossary:

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

EPRA – European Public Real Estate Association

FTSE – Financial Times Stock Exchange

LIBOR – London Interbank Offered Rates

NAREIT – National Association of Real Estate Investment Trusts

TIPS – Treasury Inflation Protected Security

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	17

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

February 29, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,774,796)	$7,173,047
Affiliated issuers (cost $2,631,660)	2,631,660
Cash	666,135
Cash held at broker	180,183
Foreign currencies, at value (cost $13,143)	13,796
Unamortized offering expense	171,295
Receivable from Adviser	47,456
Unrealized appreciation of total return swap contracts	30,080
Unrealized appreciation of credit default swap contracts	27,522
Unrealized appreciation of forward currency exchange contracts	24,874
Upfront premiums paid on credit default swap contracts	13,280
Receivable for investment securities sold	9,177
Dividends and interest receivable	7,917
Receivable for capital stock sold	2,805

Total assets	10,999,227

Liabilities
Offering expenses payable	103,282
Audit fee payable	40,400
Payable for investment securities purchased	33,357
Unrealized depreciation of forward currency exchange contracts	29,200
Payable for variation margin on futures contracts	28,668
Upfront premiums received on credit default swap contracts	24,367
Custody fee payable	21,681
Printing fee payable	16,627
Transfer Agent fee payable	4,519
Unrealized depreciation of total return swap contracts	1,054
Distribution fee payable	19
Accrued expenses and other liabilities	21,803

Total liabilities	324,977

Net Assets	$10,674,250

Composition of Net Assets
Capital stock, at par	$2,009
Additional paid-in capital	10,096,184
Distributions in excess of net investment income	(21,869)
Accumulated net realized gain on investment and foreign currency transactions	35,209
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	562,717

$10,674,250

See notes to consolidated financial statements.

18	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$11,904	1,116.184	$10.66	*

C	$10,651	1,000	$10.65

Advisor	$13,470	1,262	$10.67

R	$10,662	1,004	$10.62

K	$10,667	1,004	$10.62

I	$10,595,560	997,055	$10.63

1	$10,665	1,004	$10.62

2	$10,671	1,004	$10.63

*	The maximum offering price per share for Class A shares was $11.13, which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	19

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period December 16, 2011(a) to February 29, 2012

Investment Income
Dividends
Unaffiliated issuers	$28,270
Affiliated issuers	584
Interest*	(18,380)	$10,474

Expenses
Advisory fee (see Note B)	12,389
Distribution fee—Class A	6
Distribution fee—Class C	21
Distribution fee—Class R	10
Distribution fee—Class K	5
Distribution fee—Class 1	5
Transfer agency—Class A	1,667
Transfer agency—Class C	1,643
Transfer agency—Advisor Class	1,661
Transfer agency—Class R	4
Transfer agency—Class K	3
Transfer agency—Class I	2,802
Transfer agency—Class 1	3
Transfer agency—Class 2	3
Amortization of offering expenses	42,705
Audit	40,400
Custodian	21,681
Printing	16,627
Administrative	14,000
Legal	9,855
Directors' fees	7,957
Registration fees	2,409
Miscellaneous	1,457

Total expenses	177,313
Less: expenses waived and reimbursed by the Adviser (see Note B)	(160,677)

Net expenses		16,636

Net investment loss		(6,162)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		15,109
Swap contracts		103,665
Futures contracts		(3,948)
Foreign currency transactions		(1,175)
Net change in unrealized appreciation/depreciation of:
Investments		398,251
Swap contracts		56,548
Futures contracts		109,377
Foreign currency denominated assets and liabilities		(1,459)

Net gain on investment and foreign currency transactions		676,368

Net Increase in Net Assets from Operations		$670,206

*	The negative interest income reflects interest income adjusted for fluctuation in the inflation index related to TIPS and amortization of premiums.

(a)	Commencement of operations.

See notes to consolidated financial statements.

20	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

December 16, 2011(a) to February 29, 2012
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(6,162)
Net realized gain on investment and foreign currency transactions	113,651
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	562,717

Net increase in net assets from operations	670,206
Dividends to Shareholders from
Net investment income
Class R	(39)
Class K	(40)
Class I	(40,713)
Class 1	(40)
Class 2	(41)

Capital Stock Transactions
Net increase	10,044,917

Total increase	10,674,250
Net Assets
Beginning of period	– 0	–

End of period (including distributions in excess of net investment income of $(21,869))	$10,674,250

(a)	Commencement of operations.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	21

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

February 29, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio and AllianceBernstein Dynamic All Market Fund (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select US Equity Portfolio commenced operations on December 9, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Dynamic All Market Fund (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Dynamic All Market (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund and the Subsidiary commenced operations on December 16, 2011. The Subsidiary was incorporated on November 3, 2011. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of February 29, 2012, net assets of the Fund were $10,674,250, of which $682,593, or approximately 6%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AllianceBernstein Dynamic All Market Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding

22	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

$1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	23

Notes to Consolidated Financial Statements

60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2012:

Investments in Securities	Level 1		Level 2			Level 3			Total
Investment Companies	$3,700,349		$	– 0	–	$	– 0	–	$3,700,349
Inflation-Linked Securities	– 0	–		3,472,698			– 0	–	3,472,698
Short-Term Investments	2,631,660			– 0	–		– 0	–	2,631,660

Total Investments in Securities	6,332,009			3,472,698			– 0	–	9,804,707
Other Financial Instruments*:
Assets
Futures Contracts	37,954			83,101			– 0	–	121,055	†
Forward Currency Exchange Contracts	– 0	–		24,874			– 0	–	24,874
Credit Default Swaps	– 0	–		27,522			– 0	–	27,522
Total Return Swaps	– 0	–		30,080			– 0	–	30,080
Liabilities
Futures Contracts	(8,938)			(2,740)			– 0	–	(11,678	)†
Forward Currency Exchange Contracts	– 0	–		(29,200)			– 0	–	(29,200)
Total Return Swaps	– 0	–		(1,054)			– 0	–	(1,054)

Total	$6,361,025			$3,605,281		$	– 0	–	$9,966,306

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the consolidated portfolio of investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	25

Notes to Consolidated Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s losses on a tax basis (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that a loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce the Subsidiary’s future taxable income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

26	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $214,000 have been deferred and are being amortized on a straight line basis over a one year period starting from December 16, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 0.60% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.10%, 1.80%, 0.80%, 1.30%, 1.05%, 0.80%, 1.05% and 0.80% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until February 28, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded on or before December 15, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before February 28, 2015. For the period ended February 29, 2012, such reimbursement amounted to $146,677, which is subject to repayment, not to exceed the amount of offering expenses.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended February 29, 2012, such fee amounted to $14,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $96 for the period ended February 29, 2012.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	27

Notes to Consolidated Financial Statements

For the period ended February 29, 2012, there was no reduction for the expenses of Class A, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended February 29, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended February 29, 2012 is as follows:

Market Value December 16, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 29, 2012 (000)	Dividend Income (000)
$ – 0 –	$11,181	$8,549	$2,632	$1

Brokerage commissions paid on investment transactions for the period ended February 29, 2012 amounted to $241, of which $0 and $0 was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution

28	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

costs reimbursed by the Fund in the amounts of $120, $131, $109 and $136 for Class C, Class R, Class K, and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended February 29, 2012, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$3,589,034	$234,204
U.S. government securities	4,300,334	864,801

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, futures contracts and swap contracts) are as follows:

Cost	$10,112,109

Gross unrealized appreciation	$481,051
Gross unrealized depreciation	(105,653)

Net unrealized appreciation	$375,398

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	29

Notes to Consolidated Financial Statements

loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the period ended February 29, 2012, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount

30	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended February 29, 2012, the Fund held futures contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the consolidated statement of operations.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	31

Notes to Consolidated Financial Statements

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the consolidated statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the period ended February 29, 2012, the Fund held credit default swap contracts for non-hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to

32	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At February 29, 2012, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $1,151,575 with unrealized appreciation of $27,522 and a term of 5 years, as reflected in the consolidated portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of February 29, 2012, the Fund did not have Buy Contracts outstanding for the same referenced obligation with the same counterparty for its Sale Contracts outstanding.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the period ended February 29, 2012, the Fund held total return swaps for non-hedging purposes.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund declines below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	33

Notes to Consolidated Financial Statements

At February 29, 2012 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures contracts	$13,169	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	24,874		Unrealized depreciation of forward currency exchange contracts	$29,200

Credit contracts	Unrealized appreciation of credit default swap contracts	27,522

Equity contracts	Receivable/Payable for variation margin on futures contracts	96,208	*

	Unrealized appreciation of total return swap contracts	30,080		Unrealized depreciation of total return rate swap contracts	1,054

Total		$191,853			$30,254

The effect of derivative instruments on the consolidated statement of operations for the period ended February 29, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$(19,467)		$13,169

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	– 0	–	(4,326)

34	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$23,384	$27,522

Equity contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	80,281	29,026

	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	15,519	96,208

Total		$99,717	$161,599

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the consolidated portfolio of investments.

For the period ended February 29, 2012, the average monthly notional amount of interest rate index futures contracts was $8,413,705, the average monthly principal amount of foreign currency exchange contracts was $1,350,180, the average monthly notional amount of credit default swap contracts was $1,216,728, the average monthly notional amount of total return swaps $1,413,911 and the average monthly notional amount of equity index futures was $1,060,508.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	35

Notes to Consolidated Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 16, 2011(a) to February 29, 2012	December 16, 2011(a) to February 29, 2012

Class A
Shares sold	1,116	$11,229

Net increase	1,116	$11,229

Class C
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Advisor Class
Shares sold	1,262	$12,807

Net increase	1,262	$12,807

Class R
Shares sold	1,000	$10,002

Shares issued in reinvestment of dividends and distributions	4	39

Net increase	1,004	$10,041

Class K
Shares sold	1,000	$10,002

Shares issued in reinvestment of dividends and distributions	4	40

Net increase	1,004	$10,042

Class I
Shares sold	993,000	$9,930,002

Shares issued in reinvestment of dividends and distributions	4,055	40,713

Net increase	997,055	$9,970,715

Class 1
Shares sold	1,000	$10,000

Shares issued in reinvestment of dividends and distributions	4	40

Net increase	1,004	$10,040

Class 2
Shares sold	1,000	$10,000

Shares issued in reinvestment of dividends and distributions	4	41

Net increase	1,004	$10,041

(a)	Commencement of operations.

36	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	37

Notes to Consolidated Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal period was as follows:

2012
Distributions paid from:
Ordinary income	$40,873

Total taxable distributions	40,873

Total distributions paid	$40,873

As of February 29, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$157,938
Undistributed capital gains	9,729
Unrealized appreciation/(depreciation)	460,918	(a)

Total accumulated earnings/(deficit)	$628,585	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, the

38	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

tax treatment of Treasury inflation-protected securities, and the tax treatment of earnings from the Subsidiary.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and the tax treatment of the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of February 29, 2012, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of swap income, foreign currency reclassifications, the tax treatment of offering costs, the tax treatment of proceeds from the sale of Treasury inflation-protected securities, and the book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	39

Notes to Consolidated Financial Statements

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

40	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.67

Net increase in net asset value from operations	.66

Net asset value, end of period	$ 10.66

Total Return
Total investment return based on net asset value(d)	6.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.10%
Expenses, before waivers/reimbursements(e)	88.21%
Net investment loss(c)(e)	(.62)%
Portfolio turnover rate	16%

See footnote summary on page 48.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)
Net realized and unrealized gain on investment and foreign currency transactions	.68

Net increase in net asset value from operations	.65

Net asset value, end of period	$ 10.65

Total Return
Total investment return based on net asset value(d)	6.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.80%
Expenses, before waivers/reimbursements(e)	88.84%
Net investment loss(c)(e)	(1.29)%
Portfolio turnover rate	16%

See footnote summary on page 48.

42	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.68

Net increase in net asset value from operations	.67

Net asset value, end of period	$ 10.67

Total Return
Total investment return based on net asset value(d)	6.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%
Expenses, before waivers/reimbursements(e)	88.12%
Net investment loss(c)(e)	(.31)%
Portfolio turnover rate	16%

See footnote summary on page 48.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	.68

Net increase in net asset value from operations	.66

Less: Dividends
Dividends from net investment income	(.04)

Net asset value, end of period	$ 10.62

Total Return
Total investment return based on net asset value(d)	6.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.30%
Expenses, before waivers/reimbursements(e)	8.89%
Net investment loss(c)(e)	(.79)%
Portfolio turnover rate	16%

See footnote summary on page 48.

44	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.67

Net increase in net asset value from operations	.66

Less: Dividends
Dividends from net investment income	(.04)

Net asset value, end of period	$ 10.62

Total Return
Total investment return based on net asset value(d)	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%
Expenses, before waivers/reimbursements(e)	8.61%
Net investment loss(c)(e)	(.54)%
Portfolio turnover rate	16%

See footnote summary on page 48.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	45

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.68

Net increase in net asset value from operations	.67

Less: Dividends
Dividends from net investment income	(.04)

Net asset value, end of period	$ 10.63

Total Return
Total investment return based on net asset value(d)	6.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,596
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%
Expenses, before waivers/reimbursements(e)	8.34%
Net investment loss(c)(e)	(.30)%
Portfolio turnover rate	16%

See footnote summary on page 48.

46	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.67

Net increase in net asset value from operations	.66

Less: Dividends
Dividends from net investment income	(.04)

Net asset value, end of period	$ 10.62

Total Return
Total investment return based on net asset value(d)	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%
Expenses, before waivers/reimbursements(e)	8.57%
Net investment loss(c)(e)	(.54)%
Portfolio turnover rate	16%

See footnote summary on page 48.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
December 16, 2011(a) to February 29, 2012

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.68

Net increase in net asset value from operations	.67

Less: Dividends
Dividends from net investment income	(.04)

Net asset value, end of period	$ 10.63

Total Return
Total investment return based on net asset value(d)	6.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%
Expenses, before waivers/reimbursements(e)	8.36%
Net investment loss(c)(e)	(.29)%
Portfolio turnover rate	16%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to consolidated financial statements.

48	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Cap Fund, Inc. and Shareholders of the AllianceBernstein Dynamic All Market Fund

We have audited the accompanying consolidated statement of assets and liabilities of AllianceBernstein Dynamic All Market Fund (one of the portfolios constituting AllianceBernstein Cap Fund, Inc.) (the “Fund”), including the consolidated portfolio of investments as of February 29, 2012, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the financial highlights for the period December 16, 2011 (commencement of operations) through February 29, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AllianceBernstein Dynamic All Market Fund of the AllianceBernstein Cap Fund, Inc. at February 29, 2012, and the consolidated results of its operations, the changes in its net assets, and the financial highlights for the period December 16, 2011 (commencement of operations) through February 29, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2012

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	49

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended February 29, 2012. For corporate shareholders, 1.55% of dividends paid qualify for the dividends received deduction.

For the taxable period ended February 29, 2012, the Fund designates $26,223 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV.

50	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

2012 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Seth J. Masters(2), Vice President

Daniel J. Loewy(2), Vice President

Mark A. Hamilton(2) , Vice President

Brian T. Brugman(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its senior investment management team. Mr. Seth J. Masters, Mr. Daniel J. Loewy, Mr. Mark A. Hamilton and Mr. Brian T. Brugman are primarily responsible for the day-to-day management of the Fund’s Portfolio.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	51

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 51 (2011)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

52	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 79 (2011)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, # 70 (2011)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	53

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2011)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2011)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) since prior to 2007 and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

54	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2011)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	55

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2011)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

56	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2011)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates since prior to 2007)

Earl D. Weiner, # 72 (2011)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	57

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an "interested person" of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

58	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 51	President and Chief Executive Officer	See above.

Philip L. Kirstein, 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Seth J. Masters, 52	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2007.

Daniel J. Loewy, 37	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2007.

Brian T. Brugman, 31	Vice President	Vice President of the Adviser, with which he has been associated since June 2007. Prior thereto, he was a graduate researcher at the University of California, Los Angeles since prior to 2007.

Mark A. Hamilton, 47	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2007.

Emilie D. Wrapp, 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo, 53	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2007.

Phyllis J. Clarke, 51	Controller	Vice President of ABIS,** with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	59

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’ Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the application of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Dynamic All Market Fund (the “Portfolio”) for an initial two-year period at a meeting held on August 3-4, 2011.

Prior to approval of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

60	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares, transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	61

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AllianceBernstein funds with the same investment style as the Portfolio, no performance or other historical information for the Portfolio was available. Based on the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $100 million. The Lipper analysis reflected the Adviser’s proposed three year expense limitation agreement. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted, in particular, that the proposed fee rate for the Portfolio was principally if not entirely for the Adviser’s asset allocation services. The assets of the Portfolio ordinarily would be invested in index products that pay an advisory fee to an adviser not affiliated with the Adviser and such fee would also be borne indirectly by the investors in the Portfolio.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted that the Adviser’s fee schedules for institutional clients with comparably sized accounts pursuing strategies that are components of the Portfolio’s overall strategy are lower than the proposed fee rate for the Portfolio. However, the directors recognized that those institutional accounts could not be compared directly to the Portfolio because, in addition to the other considerations discussed below, the fee for the Portfolio includes an asset allocation component that is not included in the Adviser’s fee schedules for institutional clients.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

62	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

The directors also considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $100 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The estimated total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $100 million, its anticipated contractual effective advisory fee rate of 60 basis points was lower than the Expense Group median of 89 basis points. The directors noted that they had previously discussed with the Adviser whether the fee rate for the Portfolio appropriately reflected the passive aspect of the Portfolio’s investment strategies. The Adviser had stated its belief that the proposed fee is commensurate with the complexity involved in managing the Portfolio. In particular, the Adviser believes that the Portfolio will require detailed research as to a number of disparate asset classes and sub-asset classes, and will require the use of complex derivative techniques. The directors were satisfied with the Adviser’s explanation.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded that the proposed advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 110 basis points, which reflected a proposed three year expense limitation agreement between the Portfolio and the Adviser, was lower

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	63

than the Expense Group median of 138 basis points and the Expense Universe median of 135 basis points. The directors concluded that the Portfolio’s anticipated expense ratio was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rates on assets above specified levels and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. They also took into account the Senior Officer’s recommendation that they consider asking the Adviser to add breakpoints. They considered the Adviser’s position that the proposed fee for the Portfolio was appropriate given the complexity involved in advising the Portfolio and the comparisons with the fees paid by other funds in the Expense Group. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors noted that the Portfolio’s anticipated contractual effective advisory fee rate was lower than the Expense Group median. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

64	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Dynamic All Market Fund and AllianceBernstein Dynamic All Market Plus Fund, (each a “Portfolio” and collectively the “Portfolios”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The investment objective of both Portfolios is to maximize total return consistent with the Adviser’s determination of reasonable risk. Dynamic All Market Fund will achieve its investment objective through making direct investments in index-based investments, such as index-based portfolios of equity and fixed income securities, ETFs, index futures and other derivatives, while utilizing operational leverage to balance risk more efficiently across asset classes. Dynamic All Market Plus Fund will achieve its investment objective through the use of a combination of index-based investments and active investment services, while utilizing operational leverage to balance risk more efficiently across asset classes. Both Portfolios will invest in a number of global asset classes, including equity, fixed-income, real assets, credit and currencies, and generally have greater exposures to lower risk asset classes than to higher risk asset classes. Both Portfolios will utilize derivatives, including credit default swaps, for a variety of purposes: to gain or adjust asset class exposures, hedging purposes, to take synthetic short positions, and to obtain default protection. Dynamic All Market Fund will take a passive approach to security selection, although it will not be a passive fund due to its asset allocation. Initially, the active investment services for Dynamic All Market Plus Fund are expected to be Global Strategic Value, Global Concentrated Growth, AB Global Thematic Growth Fund, Inc. and AB High Income Fund, Inc. The Adviser proposed the MSCI World Index to be the primary benchmark for both Portfolios. The Adviser expects Lipper to place the Portfolios in its Global Flexible category and Morningstar to place Portfolios in its World Allocation category.

1	It should be noted that the information in the fee evaluation was completed on July 21, 2011 and discussed with the Board of Directors on August 2-4, 2011.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	65

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Schedule	Portfolio
0.60% of average daily net assets	Dynamic All Market Fund

0.90% of average daily net assets	Dynamic All Market Plus Fund

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolios’ Expense Limitation Agreements call for the Adviser to establish expense caps, set forth below, through the Portfolios’ first full three fiscal years.

66	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolios’ offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolios’ share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[3]	Fiscal Year End
Dynamic All Market Fund[4]	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	0.80% 1.10% 1.80% 1.30% 1.05% 0.80% 1.05% 0.80%	1.19% 1.49% 2.19% 1.69% 1.44% 1.19% 1.44% 1.19%	February 28

Dynamic All Market Plus Fund[5]	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	1.10% 1.40% 2.10% 1.60% 1.35% 1.10% 1.35% 1.10%	1.51% 1.81% 2.51% 2.01% 1.76% 1.51% 1.76% 1.51%	February 28

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing such services. Also, retail mutual funds managed by the

3	The expense ratios shown are estimated based on each Portfolio having an asset level of $100 million.

4	Excludes fees and expenses of ETFs.

5	Excludes fees and expenses of ETFs and non-advisory fees and expenses of affiliated underlying funds.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	67

Adviser are widely held. Servicing the Portfolios’ investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.6 However, with respect to the Portfolios, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as either of the Portfolios.

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”). The NYAG related advisory fee schedules of the AllianceBernstein Mutual Funds are based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. Set forth below are the category advisory fee schedules applicable to the Portfolios and the

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

68	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

effective fees of the Portfolios had the category fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on an initial estimate of each of the Portfolios’ net assets at $100 million:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Dynamic All Market Fund	Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.550	0.600

Dynamic All Market Plus Fund	Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.550	0.900

The Adviser manages the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”), an open-end management investment company. The Overlay Portfolios of the SCB Fund have a somewhat similar investment style as Dynamic All Market Plus Fund and their advisory fee schedules are set forth below. Also presented is Dynamic All Market Plus Fund’s effective advisory fee and what would have been the effective advisory fee of the Portfolio had the SCB Fund fee schedules been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Advisory Fee (%)	Portfolio Advisory Fee (%)
Dynamic All Market Plus Fund	Overlay A Portfolio Tax-Aware Overlay A Portfolio	90 bp (flat fee)	0.900	0.900

	Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	65 bp (flat fee)	0.650	0.900

The Adviser also manages AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions, offers policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS Dynamic Asset Allocation Portfolio has a somewhat similar investment style as Dynamic All Market Plus Fund and its fee schedule is set forth below. Also shown is what would have been the effective advisory fee of

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	69

Dynamic All Market Plus Fund had the AVPS fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Dynamic All Market Plus Fund	Dynamic Asset Allocation Portfolio	70 bp (flat fee)	0.700	0.900

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as Dynamic All Market Plus Fund. The Adviser charges the fees set forth below for such sub-advisory relationships. Also shown is Dynamic All Market Plus Fund’s effective advisory fee and what would have been the advisory fee of the Portfolio had the sub-advised fund fee schedules been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Eff. Advisory Fee (%)	Portfolio Advisory Fee (%)
Dynamic All Market Plus Fund	Client #1	AB Sub-Advisory Fee Schedule: 40 bp on the first $250 million 35 bp on the next $250 million 32.5 bp on the next $500 million 30 bp on the balance	0.400	0.900

	Client #2	AB Sub-Advisory Fee Schedule: 0.40% of average daily net assets	0.400	0.900

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

70	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolios’ contractual management fees to the median of the Portfolios’ Lipper Expense Group (“EG”)8 at an initial estimate of the Portfolio’s net assets at $100 million.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Rank
Dynamic All Market Fund	0.600	0.890	1/12

Dynamic All Market Plus Fund	0.900	0.890	7/12

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and Lipper Expense Universes (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. As the Directors are aware, funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

9	The contractual management fee is calculated by Lipper using the Portfolios’ contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolios, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolios had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	71

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Dynamic All Market Fund	1.100	1.378	2/12	1.350	6/29

Dynamic All Market Plus Fund	1.400	1.378	7/12	1.350	19/29

Based on this analysis, Dynamic All Market Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis while Dynamic All Market Plus Fund has equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios have not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolios.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent, distribution and brokerage related services to the Portfolios and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

12	Projected total expense ratio information, based on an initial net asset estimate of $100 million, pertains to the Portfolios’ Class A shares.

72	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis

After the Portfolios commence operations, they may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	73

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $461 billion as of June 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

Since the Portfolios have not yet commenced operations, the Portfolios have no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Directors should consider discussing with the Adviser, the Portfolios’ advisory fee schedules’ lack of potential for sharing economies of scale through breakpoints. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 30, 2011

14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

74	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	75

Alliancebernstein Family of Funds

NOTES

76	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DAMF-0151-0212

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Dynamic All Market Fund	2011	$—	$—	$—

	2012	$30,000	$—	$11,150

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Dynamic All Market Fund	2011	$—	$ $ $	— — —
	2012	$1,932,138	$ $ $	11,150 — (11,150)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	April 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	April 23, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	April 23, 2012